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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 4, 1995
                                                -------------------------------


                            H. F. Ahmanson & Company
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               (Exact name of registrant as specified in charter)


           Delaware                       1-8930                  95-0479700
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(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)


 4900 Rivergrade Road, Irwindale, California                         91706
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   (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code         (818) 960-6311
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

                 On April 4, 1995, H. F. Ahmanson & Company (the "Company") executed a Distribution Agreement with Lehman Brothers Inc., Bear, Stearns & Co. Inc., CS First Boston Corporation and Merrill Lynch & Co. (the "Distribution Agreement"), relating to the issuance from time to time of $500,000,000 in aggregate principal amount of the Company's Medium-Term Notes, Series A, previously registered by the Company on a Registration Statement on Form S-3 (Registration No. 33-57395). Attached to this report as exhibits for filing with the Securities and Exchange Commission are final copies of the executed Distribution Agreement, the Indenture, the forms of Fixed Rate and Floating Rate Notes and the opinion of Gibson, Dunn & Crutcher regarding tax matters.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits:

                 1.1 Distribution Agreement, dated April 4, 1995, relating to Medium-Term Notes, Series A, by and among
                          H. F. Ahmanson & Company, Lehman Brothers Inc., Bear, Stearns & Co. Inc., CS First Boston Corporation and Merrill Lynch & Co.

                 4.1      Indenture dated as of April 4, 1995 by and between
                          H. F. Ahmanson & Company and Citibank, N.A., Trustee.

                 4.2      Form of Fixed Rate Note.

                 4.3      Form of Floating Rate Note.

                 8.1 Opinion of Gibson, Dunn & Crutcher regarding tax matters.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 1995

                                         H.F. AHMANSON & COMPANY



                                         By:  /s/ Tim S. Glassett
                                            ----------------------------
                                            Senior Vice President






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EXHIBIT INDEX

                                                                                    SEQUENTIALLY
EXHIBIT NO.      DESCRIPTION                                                        NUMBERED PAGE
- -----------      -----------                                                        -------------

1.1              Distribution Agreement, dated April 4, 1995, relating to Medium-
                 Term Notes, Series A, by and among H. F. Ahmanson & Company,
                 Lehman Brothers Inc., Bear, Stearns & Co. Inc., CS First Boston
                 Corporation and Merrill Lynch & Co.

4.1              Indenture dated as of April 4, 1995 by and between H. F.
                 Ahmanson & Company and Citibank, N.A., Trustee.

4.2              Form of Fixed Rate Note.

4.3              Form of Floating Rate Note.

8.1              Opinion of Gibson, Dunn & Crutcher regarding tax matters





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